EXHIBIT 7.01
                                                                    ------------



                             JOINT FILING AGREEMENT

         This Agreement is made this 25th day of June, 2007, by and between each of the undersigned.

          The undersigned each acknowledge and agree that the foregoing Statement on Schedule 13D with respect to the ownership of certain equity securities of The Steak n Shake Company is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other reporting persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [Signature Pages Follow.]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.


                                            HBK MASTER FUND L.P.
                                            BY:    HBK SERVICES LLC INVESTMENT
                                                   ADVISOR

                                            BY:    /S/ JON L. MOSLE
                                                --------------------------------
                                            NAME:   JON L. MOSLE
                                            TITLE:  AUTHORIZED SIGNATORY

                                            HBK FUND L.P.
                                            BY:    HBK SERVICES LLC INVESTMENT
                                                   ADVISOR

                                            BY:    /S/ JON L. MOSLE
                                                --------------------------------
                                            NAME:   JON L. MOSLE
                                            TITLE:  AUTHORIZED SIGNATORY


                                            HBK INVESTMENTS L.P.

                                            BY:    /S/ JON L. MOSLE
                                                --------------------------------
                                            NAME:   JON L. MOSLE
                                            TITLE:  AUTHORIZED SIGNATORY

                                            HBK SERVICES LLC

                                            BY:    /S/ JON L. MOSLE
                                                --------------------------------
                                            NAME:   JON L. MOSLE
                                            TITLE:  AUTHORIZED SIGNATORY


                                            HBK PARTNERS II L.P.
                                            BY:    HBK MANAGEMENT LLC GENERAL
                                                   PARTNER

                                            BY:    /S/ JON L. MOSLE
                                                --------------------------------
                                            NAME:   JON L. MOSLE
                                            TITLE:  AUTHORIZED SIGNATORY


                                            HBK MANAGEMENT LLC

                                            BY:    /S/ JON L. MOSLE
                                                --------------------------------
                                            NAME:   JON L. MOSLE
                                            TITLE:  AUTHORIZED SIGNATORY

                                            LSF5 INDY INVESTMENTS, LLC

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT

                                            LSF5 INDY HOLDINGS, LLC

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT


                                            LSF5 REOC VII, L.P.
                                            BY:    LSF5 GENPAR VII, LLC, ITS
                                                   GENERAL PARTNER

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT


                                            LSF5 GENPAR VII, LLC

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT


                                            LONE STAR FUND V (U.S.), L.P.
                                            BY:    LONE STAR PARTNERS V, L.P.,
                                                   ITS GENERAL PARTNER
                                            BY:    LONE STAR MANAGEMENT CO. V,
                                                   LTD., ITS GENERAL PARTNER

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT


                                            LONE STAR PARTNERS V, L.P.
                                            BY:    LONE STAR MANAGEMENT CO. V,
                                                   LTD., ITS GENERAL PARTNER

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT


                                            LONE STAR MANAGEMENT CO. V, LTD.

                                            BY:    /S/ MARC L. LIPSHY
                                                --------------------------------
                                            NAME:   MARC L. LIPSHY
                                            TITLE:  VICE PRESIDENT


                                            /S/ JOHN P. GRAYKEN
                                            ------------------------------------
                                            JOHN P. GRAYKEN

                                            /S/ ROBERT J. STETSON
                                            ------------------------------------
                                            ROBERT J. STETSON